                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 2, 2002
                                                          --------------

                            The Millbrook Press, Inc.
--------------------------------------------------------------------------------

             (Exact name of Registrant as specified in its charter)

    Delaware                           001-12555                 06-1390025
--------------------------------------------------------------------------------
 (State or Other Jurisdiction       (Commission               (IRS Employer
 of Incorporation)                  File Number)             Identification No.)

                  2 Old New Milford Road, Brookfield, CT 06804
--------------------------------------------------------------------------------

                    (Address of principal executive offices)

Registrant's telephone number, including area code:  (203) 740-2220
                                                     --------------

                                       N/A
--------------------------------------------------------------------------------

          (Former name or former address, if changed since last report)

Item 4.     Changes in Registrant's Certifying Accountant.
            ---------------------------------------------

(a)         (i) On August 2, 2002,  The  Millbrook  Press Inc.  (the  "Company")
            received  a letter  from the  Securities  Exchange  Commission  (the
            "SEC") which  advised that the SEC had received a letter from Arthur
            Andersen LLP ("Andersen") whereby Andersen had notified the SEC that it was unable to perform  future audit services for the Company and,
            as  a  result,   Andersen's   relationship   with  the  Company  was
            effectively terminated.

            (ii) The audit  reports of  Andersen on the  consolidated  financial statements  of the Company  for each of the fiscal  years ended July
            31, 2001 and 2000 did not contain any adverse  opinion or disclaimer of opinion,  nor were they qualified or modified as to  uncertainty, audit scope, or accounting principles.

            (iii)  During the  fiscal  years  ended  July 31,  2001 and 2000 and
            during  the  fiscal  year  ended  July  31,  2002,   there  were  no
            disagreements  between  the  Company  and  Andersen on any matter of accounting principles or practices,  financial statement disclosure, or auditing scope or procedure,  which disagreements if not resolved to Andersen's  satisfaction would have caused them to make reference to the subject matter of the  disagreement  in connection with their reports.

            (iv) During the fiscal years ended July 31, 2001 and 2000 and during the  fiscal  year  ended July 31,  2002,  there were no  "reportable events" as defined by Item 304(a)(1)(v) of Regulation S-B.

            (v) The Company  requested  that  Andersen  furnish it with a letter addressed to the Securities and Exchange  Commission stating whether or not it agrees  with the above  statements.  Because  Anderson  no longer  employs the  engagement  partner or manager,  the Company is unable to provide this letter.

(b)         (i) The Company engaged DiSanto Bertoline & Co. ("DiSanto") as its new principal independent accountants on August 5, 2002.

            (ii)  Neither  the  Company  nor anyone on its behalf has  consulted
            DiSanto  during the Company's  two most recent fiscal years,  or any subsequent interim period, prior to the engagement of DiSanto.

(c)         The decision to engage DiSanto as independent public accountants was made  by the  Board  of  Directors  of  the  Company  following  the recommendation of its Audit Committee.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the  Registrant  has duly  caused  this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                THE MILLBROOK PRESS INC.

Dated: August 5, 2002                           By: /s/ David Allen
                                                    ---------------------------
                                                Name:   David Allen
                                                Title:  President